UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: November 15, 2013
(Date of earliest event reported: November 15, 2013)

Revlon, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-11178	13-3662955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
237 Park Avenue New York, New York	10017
(Address of Principal Executive Offices)	(Zip Code)

(212) 527-4000
(Registrant’s telephone number, including area code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On November 15, 2013, Revlon Consumer Products Corporation (“RCPC”), Revlon, Inc.’s (“Revlon” and together with RCPC, the “Company”) wholly-owned operating subsidiary, filed Amendment No. 3 to its Registration Statement on Form S-4 (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) relating to its offer to exchange $500 million aggregate principal amount of its 5.75% Senior Notes due 2021 and related guarantees for publicly registered notes and related guarantees with substantially identical terms (other than provisions with respect to registration rights and additional interest). The Registration Statement has not yet become effective and remains subject to review by the Commission.

RCPC disclosed in the Registration Statement the following financial information relating to The Colomer Group Participations, S.L. (“Colomer”), which RCPC acquired on October 9, 2013:

(i)	the consolidated financial statements of Colomer as of December 31, 2012, December 31, 2011 and January 1, 2011, and for each of the years in the three-year period ended December 31, 2012, which have been prepared pursuant to International Financial Reporting Standards as adopted by the International Accounting Standards Board and audited by an independent auditor in accordance with U.S. generally accepted auditing standards;

(ii)	the unaudited interim condensed consolidated financial statements of Colomer as of and for each of the six-month periods ended June 30, 2013 and 2012; and

(iii)	pro forma financial information of RCPC reflecting the acquisition of Colomer for the year ended December 31, 2012 and the nine-month period ended September 30, 2013.

Neither the historical financial statements of Colomer, nor the pro forma financial information of RCPC represent financial information of Revlon. The pro forma financial information referenced above in this Form 8-K does not constitute Revlon’s unaudited pro forma condensed combined financial information related to the acquisition of Colomer, which closed on October 9, 2013, with respect to which Revlon will file a Form 8-K/A with the Commission within the time required by Item 9.01 of Form 8-K.

Forward-Looking Statements

Statements and other information included in this Form 8-K, which are not historical facts, including statements about the Company’s plans, strategies, beliefs and expectations, as well as certain estimates and assumptions used by the Company’s management, may contain forward-looking statements. Forward-looking statements speak only as of the date they are made and, except for the Company’s ongoing obligations under the U.S. federal securities laws, the Company undertakes no obligation to publicly update any forward-looking statement, whether to reflect actual results of operations; changes in financial condition; changes in general economic, industry or cosmetics category conditions; changes in estimates, expectations or assumptions; or other circumstances or events arising after the filing of this Form 8-K. Forward-looking statements are subject to known and unknown risks and uncertainties and are based on preliminary or potentially inaccurate estimates and assumptions, including the estimates and assumptions used by RCPC in preparing the pro forma financial information referenced in this Form 8-K, that could cause actual results to differ materially from those expected or implied by the pro forma financial information or the estimates and assumptions used in preparing the pro forma financial information. Actual results may differ materially from such forward-looking statements for a number of reasons, including those set forth in our filings with the Commission, including, without limitation, our Annual Reports on Form 10-K and our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that we will file with the Commission (which may be viewed on the Commission’s website at http://www.sec.gov or on our website at http://www.revloninc.com), as well as the fact that while the Colomer acquisition will be accounted for under the acquisition method of accounting (whereby the assets acquired and liabilities assumed will be measured at their respective fair values with any excess reflected as goodwill), the determination of the fair values of the net assets acquired, including intangible and net tangible assets, is based upon certain valuations that have not been finalized, and while the adjustments to record the assets acquired and liabilities assumed at fair value reflect RCPC’s best estimate, such valuations are subject to change once the detailed analyses are completed, which adjustments may be material. Such factors could also cause the Company’s results to differ materially from any results expected or implied by the pro forma financial information. Additionally, the business and financial materials and any other statement or disclosure on, or made available through, the Company’s websites or other websites referenced herein shall not be incorporated by reference into this Form 8-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVLON, INC.

	By:	/s/ Lauren Goldberg
Lauren Goldberg
Executive Vice President and General Counsel

Date: November 15, 2013